稳 健 医 疗 集 团 Winner Medical Group Inc. (NASDAQ: WWIN) A Leading China - based Exporter and Retailer of High - quality, Cotton - based Medical Dressings and Consumer Products November 2011

Disclaimer This presentation contains certain statements that may include ''forward - looking statements'' within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact included herein are "forward - looking statements" including statements regarding Winner Medical Group Inc . and its subsidiary companies, business strategy, plans and objectives and statements of non - historical information . These forward looking statements are often identified by the use of forward - looking terminology such as "believes," "expects" or similar expressions . Although Winner Medical Group Inc . believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect . You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Winner Medical Group Inc . 's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc . 's periodic reports that are filed with and available from the Securities and Exchange Commission . All forward - looking statements attributable to Winner Medical Group Inc . or persons acting on its behalf are expressly qualified in their entirety by these factors . Other than as required under the securities laws, Winner Medical Group Inc . does not assume a duty to update these forward - looking statements .

Shenzhen, China Revenue: $41.4 Mm Gross Margin: 25.8% Net Income: $2.7 Mm EPS: $0.11 A leading China - based exporter and retailer of high - quality medical dressings and consumer products made from 100% cotton Price: $3.12 52 - Week Price Range: $2.76 - $6.10 Weighted Average Ordinary Shares Outstanding – Diluted: 24.5 Mm Market Cap: $75.32 Mm NASDAQ: WWIN September 30 Capital Market Overview Corporate Headquarters Business Exchange / Ticker Fiscal Year Ends Capital Structure (As of November 11, 2011) Selected Financials (Quarter ended September 30, 2011 )

3 1 Company Overview 2 Market Presence and Growth Our Business Product Offering

• Founded in 1991, headquartered in Shenzhen, and listed on NASDAQ in April, 2010. • Product portfolio covers: medical dressings and PurCotton® consumer products • A leading medical dressings exporter in China for nine consecutive years* — North America, Europe, and Japan are our major markets • Vertically integrated supply chain — better control of materials cost and quality . o Nine wholly - owned manufacturing subsidiaries primarily based in Hubei Province, a major cotton producer. • Extensive presence in international and domestic markets o Long - term relationships with key overseas markets o Gaining domestic market share under “Winner®” and “PurCotton®” brands Company Overview * Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Product Offering by Type

Medical Dressings Products

- **OEM** – Europe, North and South America, Japan
  - Revenue Contribution: ~72 %*
- **Winner® branded** – China Mainland, Hong Kong, Singapore, Middle East, and other emerging markets
  - Revenue Contribution: ~16%*

PurCotton® Products

- **Jumbo Roll Supplies** – Global and Domestic Markets
  - Leading B2B clients including Hengan International, Shiseido, Kose
  - Revenue Contribution: ~8%*
- **Consumer Products** – Domestic Markets
  - Revenue Contribution: ~4%*


PurCotton

*Adopted from preliminary unaudited results for the fiscal fourth quarter 2011.
These selected preliminary 2011 fiscal fourth quarter results are unaudited and subject to change

Europe x 10+ years Japan x 15+ years North & South America x 5+ years Market Presence and Growth – Medical Global

• Winner® branded medical dressings ranked No. 3 domestic sales in China* • Eight offices in major cities for hospital sales • Cooperation with seven of the top 10 drug store chains in China, such as China Nepstar, Shanghai Pharma, covering all provinces except Tibet Market Presence and Growth – Medical Domestic *Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE) and Huatong Industry research and Medical and Healthcare Commerce Association Shenzhen Beijing Shenyang Guangzhou Fuzhou Shanghai Chengdu Wuhan Chongqing • JV with Huaxi hospital in Chengdu, the largest hospital unit in Asia • Direct sales to hospitals in Hong Kong and part of Guangdong

Market Presence and Growth – PurCotton® Jumbo Roll • Manufacturing process patented in over 42 countries and regions • Four production lines with expandable capacity — current : ~430 tons per month PurCotton® is a 100% cotton spunlace nonwoven material. A technically advanced product, it is also a lifestyle choice for discerning and environmentally conscious customers Providing medical - class care to millions of consumers with our PurCotton® consumer products Product Differentiation: safe, healthy, natural, trusted, superior quality, and skin - friendly Target Customers: Women and households with medium to high income

Market Presence and Growth – PurCotton® Retail

Wimner


PurCotton


PurCotton全棉時代
400-608-1000
16.8


VIP

Specialty Retail Stores:

Build product recognition and provide direct customer interface

- 43 directly-operated stores in major cities as of November 11, 2011
  - Beijing: 10; Shanghai: 7; Hong Kong: 3; South of China: 23
- ~19K customer membership; member's repurchase rate over 50%*
- Cash investment ~ $40K-$60K per new store
- ~400 product SKUs

Online:

Offers convenient purchasing and generates incremental sales

- Online sales via B2C website and online flagship store on Taobao.com
- PurCotton® e-commerce JV with individual experts
- ~400 product SKUs

Key Accounts:

Third-party channels for broader retail footprint and impulse sales

- Product covers sanitary napkin, dry and wet PurCotton® tissue and baby diaper, ~40 SKUs by the end of 2012
- Target channels: big box, supermarkets, Mom & Baby stores, convenience stores, etc.
- Core target regions: Beijing, Shanghai, Guangzhou and Shenzhen

*As of August 2011

PurCotton全棉時代

Investment Highlights Dedicated and Experienced Management Team 1 Strong Brand Recognition and Strict Quality Control 2 Category Leader in OEM and Retail 3 Multiple Growth Opportunities 4

• Founded Winner Medical in 1991 • 30 years of experience in the medical dressing industry • Director - general of China Nonwovens & Industrial Textiles Association • Joined Winner Medical in 2002 • Extensive experience in information and technology management • In charge of SAP - ERP system and business process management • Joined Winner Medical in 1999 • 20 years of experience in f inancial management and tax planning • CPA holder since 1998 • Joined Winner Medical in 1996 • 20 years of experience in operations management • In charge of production, procurement, and quality management Xiuyuan Fang VP & CFO Kang Hu VP & CIO Xia Tang VP & COO Jianquan Li Chairman & CEO Experienced Management Team

• Strict quality control and advanced management – to meet customers’ increasing needs for safe, natural and high - quality products o 54 domestic and international patents o FDA, CE mark, TUV, Japanese Accreditation and other global standard certifications o Granted COTTON USA Mark and Natural™ Trademark o SAP - ERP system in place Strong Brand, High Quality

Medical Dressings Products • FY2010 revenue: $104.9 million • Direct sales to well - known oversea healthcare companies • Partnerships with industry associations, local distributors, chain drug stores PurCotton® Products • FY2010 revenue: $10.1 million • 43 directly operated stores + 2 online platforms • Plan to enhance Key Accounts and online sales distribution channels Category Leader: OEM and Retail *Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE) WWIN provides comprehensive products and services to address differing needs

Multiple Growth Opportunities

Winner

- Market size:
  - Global medical dressings exports ~ $13.3 billion in 2010
  - Domestic medical dressings ~$6.3 billion in 2010, 19% Y-o-Y growth*
- Chinese healthcare reform promotes products with higher quality — *more hospitals are adopting disposable medical products*
- Emerging market opportunities for medical dressing products — *South America, Middle East, Southeast Asia, China domestic market*
- Customers pursue healthy, natural and eco-friendly products—*baby and female are targets*

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

3 Financial Highlights 1 Strong Growth, Solid Track Record 2 Strong Operating Metrics Well Managed Costs and Operating Expenses

Revenue Net Income ($Mm) ($Mm) Strong Growth, Solid Track Record Q411 financial results are preliminary unaudited

Gross Margin SG&A Expenses as % of Revenue Well Managed Costs and Operating Expenses Q411 financial results are preliminary unaudited

Cash & Cash Equivalents Account Receivables Inventories Days of AR Turnover Days of Inv. Turnover ($Mm) ($Mm) vs. AR average 50 - 80 days Strong Operating Metrics Q411 financial results are preliminary unaudited

ICR Inc. Mr. Rob Koepp Ms. Rene Jiang China Phone: +86 - 10 - 6583 - 7516, - 7521 US Phone: +1 - 646 - 405 - 5171 Email: robert.koepp@icrinc.com rene.jiang@icrinc.com Winner Medical Group Inc. Ms. Huixuan Chen (Fiona) Investor Relations Manager Phone: +86 - 755 - 2806 - 6858 Email: investors@winnermedical.com Contacts